STEEL PARTNERS HOLDINGS










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February
2017

FORWARD LOOKING STATEMENTS

This document may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect Steel Partners Holdings L.P.'s ("SPLP" or the "Company") current expectations and projections about its future results, performance, prospects and opportunities. Although SPLP believes that the expectations reflected in its forward-looking statements, which are based on information currently available to the Company, are reasonable and achievable, any such statements involve significant risks and uncertainties. No assurance can be given that the actual results will be consistent with the forward-looking statements, and actual results, performance, prospects and opportunities may differ materially from such statements. Investors should read carefully the factors described in the "Risk Factors" section of the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended September 30, 2016, for information regarding risk factors that could affect the Company's results. Except as otherwise required by Federal securities laws, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.


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OUR BUSINESS: A DIVERSIFIED GLOBAL HOLDING COMPANY

- Three broad segments: ***Diversified Industrial***, ***Energy, Financial Services***
- Structured as partnership with 100%-owned businesses, controlled subsidiaries and active investments
- Provides centralized corporate services through **Steel Services Ltd**, including C-suite, legal, finance, accounting, human resources, purchasing and M&A, to effect economies of scale
- Implements **Steel Business System**; continuous improvement culture incorporating "**The Steel Way**"
  - Lean manufacturing
  - Rigid justification for capital allocation
  - Incentive programs that empower employees and link line-of-sight accountability to business results
  - Wellness, environmental, health and safety programs
  - Voice of the customer
  - Internships






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WHY INVEST IN SPLP

- Deep discount to sum-of-the-parts; estimated value significantly greater than current market price
- Focused on enhancing value through profitable growth and prudent capital allocation
- Proven benefits from Steel Business System, continuous improvement culture
- Successful history of identifying and consummating accretive acquisitions*
- Committed, experienced, proven management team, financially and operationally
- History of consistent, improving performance
- Rigid capital allocation policies
- Focused on prudent use of modest leverage to provide above average returns
- Effective use of Limited Partnership to maximize tax efficiencies

**See transaction history in Appendix to this presentation*



STEEL AT A GLANCE

- Founded in 1990
- Current entity formed in 2008
- Listed on NYSE in April 2012
- 3,548 employees*
- 65 locations in 9 countries*
- 50% insider ownership*

** At December 31, 2015*







STEEL AT A GLANCE

- Market cap: $459 million at 2/8/17
- Unit price: $17.60 at 2/8/17
- Book value per unit: $22.39 at 9/30/16
- Trailing 12-month revenues: $1.1 billion through 9/30/16
- Trailing 12-month net income: $81.9 million; $3.09 per unit
- Total common units outstanding: 26.2 million at 9/30/16
- Total assets: $1.9 billion at 9/30/16



REPORTING SEGMENTS & PRINCIPAL OPERATING ENTITIES

Steel Partners Holdings L.P.
(NYSE: SPLP)
TTM Revenue: $1.1 billion

(TTM as of Sept. 30, 2016)

DIVERSIFIED INDUSTRIAL

TTM Revenue: $930 million

COMPANIES	OWNERSHIP
Handy & Harman	(SPLP - 70%)
API	(SPLP - 91%)

ENERGY

TTM Revenue: $94 million

COMPANIES	OWNERSHIP
Steel Energy	(SPLP - 100%)
Other (Steel Sports)	(SPLP - 100%)

FINANCIAL SERVICES

TTM Revenue: $77 million

COMPANIES	OWNERSHIP
WebBank	(SPLP - 91%)

Steel Services provides centralized functional experts, operational excellence and strategic programs
(See details on slides 10-12)


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COMPETITIVE ADVANTAGES, UNIQUE CHARACTERISTICS

- Corporate structure provides distinct competitive advantages not easy to replicate
- Diversification
- Tax efficiencies
- Permanent capital
- Economies of scale through shared services
- Access to expert corporate management resources
- Management incentives aligned to unitholder expectations
- Ability to operate as one company from a cultural and policy perspective
- Companies with highly respected brands


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OPERATING COMPANIES WITH STRONG BRANDS

Handy&Harman LTD.

IndianaTube™ A HANDY & HARMAN COMPANY

JPS COMPOSITE MATERIALS

LucasMilhaupt® A Handy & Harman Company Global Brazing Solutions®

Aviat NETWORKS

H&H HandyTube A HANDY & HARMAN COMPANY

HICKMAN® The Leading Edge® since 1945

PAM® FASTENING TECHNOLOGY, INC.

ModusLink GLOBAL SOLUTIONS

api

FastenMaster FASTER EASIER STRONGER

OMG ROOFING PRODUCTS

KASCO SharpTech

AEROJET ROCKETDYNE

STEEL SPORTS

STEEL ENERGY SERVICES

SL POWER ELECTRONICS

UK ELITE GET READY TO PLAY

BASEBALL HEAVEN

STEEL SPORTS ACADEMY

SUN WELL SERVICE, INC. WILLISTON, ND

MTE

iGO

S3 CROSSFITSOUTHBAY

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ROGUE PRESSURE SERVICES

Black Hawk Energy Services

SL-MTI®

TEAL



STEEL SERVICES LTD

- Portfolio companies able to access centralized functional experts

Collaboration	Knowledge Transfer & Best Practices	Quality Services
Effective Communication	Cost Savings	

- 60+ professionals providing shared corporate services, enabling operating management to focus on strategy, sales, operations and growth
- Representative support services include:

CEO / CFO Services	Human Resources / Payroll / Benefits
M&A / Strategy	Legal / SOX / Compliance
Finance / Accounting / SEC Reporting	Supply Chain / Operational Excellence / Lean
Treasury / Audit / Tax	Investor Relations / Corporate Communications



STEEL SERVICES LTD

- Seeks to achieve economies of scale and put into effect operational excellence and strategic programs that enable portfolio companies to implement capital allocation policies and corporate development guidelines, as well as reduce overhead costs


STEEL PARTNERS
PROCUREMENT COUNCIL
STEEL PARTNERS
IT COUNCIL
STEELCOMPLY
STEEL PARTNERS
Environmental, Health & Safety Council
STEELGROW
SteelCare
SteelPay


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OPERATIONAL EXCELLENCE PROGRAMS

Culture of ***Opportunistic Investment, Discipline*** and ***Continuous Improvement*** embedded deep within organization, resulting in the **"The Steel Way"**

Using the ***Steel Business System***, a set of industry leading best practices, on a continual basis, we:

- Find undervalued companies in easy to understand businesses
- Allocate capital efficiently, use debt prudently, effect events to unlock hidden value
- Install time-tested blocking and tackling disciplines
- Focus on customer experience by increasing efficiencies and eliminating waste through lean deployment
- Invest in R&D and rapidly scale growth opportunities with goal to increase number of new products per year
- Achieve sustainable, profitable growth aimed at enhancing unitholder value


Steel
Business System
Strategy Deployment
Voice of the Customer
Safety
Quality
Delivery
Cost
Inventory
Growth
Customer Satisfaction
Profitable Sales Growth
Tools for Growth
Variation Reduction Tools
Lean Tools
Associate Development
Total Associate Involvement
Steel Partners






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STEEL PARTNERS PHILOSOPHY

Investing on the Basis of Value, Not Popularity

- Invest in good companies with simple business models at prices that have built-in margins of safety
- Avoid complex businesses or investments that cannot be easily explained or understood
- Create continuous improvement culture, and implement operational excellence programs
- Control costs and use leverage prudently, or not at all
- Reward people who are empowered and hold accountable to deliver results
- Ensure the right core principles and culture


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VALUATION: SUM-OF-THE-PARTS (SOTP) SUMMARY

As of Quarter Ended September 30, 2016 (Q3)

Portfolio	Market Value or Carrying Value (SPLP Ownership)	Value per Unit
Handy & Harman	**$ 180.1**	**$ 6.89**
API	**77.2**	**2.95**
WebBank	**388.4**	**14.85**
Aerojet Rocketdyne	**73.5**	**2.81**
Steel Excel	**64.5**	**2.47**
ModusLink Global Solutions	**13.2**	**0.51**
Other Investments	**40.0**	**1.53**
Corporate Cash 9/30/2016	5.5	0.21
Corporate Debt 9/30/2016	(56.9)	(2.18)
Net Debt	**(51.4)**	**(1.97)**
Total Value	**$ 785.5**	**$30.04**
SPLP Unit Closing Price 2/8/17	**$ 459.0**	**$17.60**

1. In millions, except value per unit
2. SPLP units outstanding 9/30/2016: 26.2 million
3. See page 26 for Detailed SOTP for calculation method and additional notes

STEEL PARTNERS HOLDINGS






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BUSINESS UPDATES – DIVERSIFIED INDUSTRIAL SEGMENT
Handy & Harman Ltd. (Nasdaq: HNH)

Diversified manufacturer of niche engineered industrial products with leading market positions

- Focuses on high margin products and innovative technology
  - Joining materials, tubing, building and performance materials, electrical products, blades
- Serves customers across wide range of end markets
  - Construction, electrical, electronics, transportation, power control, utility, medical, oil and gas exploration, aerospace and defense, food
- Trailing 12-months through 9/30/16: net sales $756 million, operating income $39 million
- Organic and strategic growth opportunities, combined with operational initiatives, drive long-term value
- Successfully completed 2 acquisitions in 2016; since 2009, completed 9 acquisitions and 6 divestitures*

**See transaction history in Appendix to this presentation*


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BUSINESS UPDATES – DIVERSIFIED INDUSTRIAL SEGMENT
API Group plc (Private)

Manufactures and distributes foils, laminates and holographic materials

- Provides brand enhancement for consumer goods and printed media
- Serves companies across wide-range of industry sectors, including premium drinks, confectionery, tobacco, perfumery, personal-care, cosmetics and healthcare
- Trailing 12-months through 9/30/16 net sales and operating income of £93 million and £5 million, respectively
- Sold non-strategic business in April 2016 for $8 million to focus on core business of brand enhancement products
- Sold excess real estate as part of the consolidation for approximately $8 million
- In 2016, completed 2 successful acquisitions to enable broader coverage for global customers*

**See transaction history in Appendix to this presentation*



BUSINESS UPDATES – ENERGY SEGMENT (Private)

Two operating subsidiaries: Steel Energy Services Ltd. provides premium oil well services to exploration and production companies; Steel Sports Inc. provides youth sports services and facilities

- Steel Energy Services focused on drilling and production services for oil and gas industries (majority of segment revenue), primarily in Bakken (ND, MT) basin, Texas, New Mexico; Steel Sports provides platform to build first-class youth sports experience
- Trailing 12-months through 9/30/16: net sales $94 million, operating loss $47 million
- Significant cash and marketable securities of $165 million, debt of $43 million and NOL tax assets of $139 million at September 30, 2016
- On February 8, 2017, SPLP acquired the remaining 36% of Steel Excel (SXCL) not owned by SPLP or its subsidiaries through an exchange offer valued at $17.80 per SXCL share (see slide 25 for more details)


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BUSINESS UPDATES – FINANCIAL SERVICES SEGMENT
WebBank (Private)

FDIC-insured, Utah-chartered bank located in Salt Lake City

- Engaged in full range of banking activities to consumers and small businesses nationwide
  - Originates and funds consumer and small business loans
  - Offers private-label financing programs for retailers, manufacturers, bank card programs
  - Participates in asset-based credit facilities with other financial institutions
- Trailing 12-months pretax income $55 million through 9/30/16
- Trailing 12-months net income $33 million; return on equity 40.4% through 9/30/16
- Total assets and equity capital of $378 million and $81.5 million, respectively, at 9/30/16
- High profitability and cash flow allow for organic growth initiatives and acquisitions


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KEY FINANCIAL INFORMATION

(in millions, except Partners' Capital per Unit)	Nine Months Ended Sept. 30,		Years Ended		
	2016	2015	2015	2014	2013
Revenue	$ 845.8	$ 742.6	$ 998.0	$ 849.5	$ 721.1
Operating Income	$ 41.0	$ 51.6	$ 23.4	$ 25.3	$ 16.5
Total Assets	$ 1,933.6	$ 1,669.1	$ 1,684.8	$ 1,490.5	$ 1,522.2
Cash and Investments	$ 510.5	$ 559.1	$ 433.9	$ 639.4	$ 677.9
Total Debt	$ 423.0	$ 293.0	$ 239.4	$ 315.8	$ 250.0
Pension Liabilities	$ 263.8	$ 248.8	$ 276.5	$ 208.4	$ 142.5
Partners' Capital	$ 585.6	$ 523.3	$ 558.0	$ 494.9	$ 616.6
Partners' Capital per Unit	$ 22.39	$ 19.30	$ 20.95	$ 17.95	$ 19.81
Outstanding Units	26.2	27.1	26.6	27.6	31.1



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EXECUTIVE LEADERSHIP TEAM

WARREN G. LICHTENSTEIN – Executive Chairman

- Founder of Steel Partners LLC in 1990; named to current position in 2013
- Board member of several companies in which Steel holds interests
- Deep expertise in corporate finance and managing private investment funds, as well as board membership, operations management and advisory services to public companies

JACK L. HOWARD – President

- President of Steel Partners LLC since 1993; named to current position in 2009; board member since 2011
- Board member of several companies in which Steel holds interests
- Extensive financial expertise and successful track record as director, chairman and executive officer of public companies


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EXECUTIVE LEADERSHIP TEAM

DOUGLAS WOODWORTH – Chief Financial Officer

- Appointed to current position in May 2016; also serves as CFO of Steel Excel and Handy & Harman, which he joined as Vice President & Controller in 2012
- More than two decades of progressive responsibility in accounting and finance; Certified Public Accountant; began career with KPMG

LEONARD MCGILL – Senior Vice President, General Counsel and Secretary

- Joined Steel Partners in 2011, also serves as Senior Vice President and Chief Legal Officer of Handy & Harman
- Experienced in all corporate and SEC legal matters, serving in general counsel capacities with other publicly traded companies; previously with law firm Gibson, Dunn & Crutcher

PETER MARCINIAK – Vice President, Human Resources

- Career human resources professional, serving in current role since July 2000 and in similar capacities with other Steel entities, including Handy & Harman, since 1988
- Earned "Certified Senior Professional in Human Resources" credential and held senior HR leadership roles at other companies


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EXECUTIVE LEADERSHIP TEAM

JEFFREY SVOBODA – Vice Chairman

- Named to current position in June 2016; former President and CEO of Handy & Harman Group Ltd. since 2008; Board member of several public and private companies
- Significant corporate and managerial experience in industrial organizations

WILLIAM FEJES, JR. – President & CEO, Handy & Harman Group Ltd.

- Named to current position in October 2016; former CEO and President of SL Industries
- Held senior executive and board positions with public companies, including Chair of Governance/Nominating Committee and Audit Committee member

STEWART PETERSON – President, Steel Energy

- Named to current position in January 2016
- Held senior executive positions in various oilfield service providers

JOHN McNAMARA – Executive Chairman, WebBank

- Served in current position since 2009 and as Managing Director at Steel Partners since 2006
- Held senior executive roles in investment banking and consumer lending companies and serves on multiple public company boards






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RECENT HIGHLIGHTS

- Board declared special, one-time cash dividend of $0.15 per unit, payable January 13, 2017, to unitholders of record as of January 3, 2017
- Implementing Board-approved, strategic business simplification plan
  - Further enhance efficiencies, lower costs, facilitate communications and transparency, as well as reducing management layers and number of boards
- Purchased non-Steel-owned shares of Steel Excel*, API, JPS Industries, SL Industries, DGT Holdings and CoSine Communications
- Completed acquisitions of Hazen Paper Company's lamination facility and business, Amsterdam Metallized Products, and Electromagnetic Enterprise
- Approved buy-back of up to an additional 2 million Steel Partners' units
- Continuing to identify accretive "bolt-on" acquisitions and acquire new, under-valued businesses and platforms for long-term growth

** See slide 25 for more details*


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APPENDIX


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STEEL EXCEL (SXCL) TRANSACTION SUMMARY

- On December 7, 2016, Steel Partners signed a definitive agreement to acquire remaining 36% of Steel Excel (SXCL) not owned by SPLP or its subsidiaries through an exchange offer valued at $17.80 per SXCL share. The terms were amended on December 23, 2016.
- Advances SPLP business simplification plan, aimed at streamlining corporate structure, while exploring for accretive growth opportunities
- SXCL stockholders received Series A preferred units of SPLP with following terms:
  - Liquidation value of $25.00 per unit; 6.0% per annum dividend, payable in cash and/or in kind, will be cumulative; 9-year maturity
  - Redeemable upon maturity, or earlier at the option of SPLP, for cash and/or common units
  - Steel Partners will offer to repurchase or redeem up to 20% of the preferred units for cash on a pro rata basis by the end of year 3 with no further restrictions thereafter
  - All redemptions of the preferred units must be made on a pro rata basis
  - Listed on New York Stock Exchange
- Transaction closed on February 8, 2017


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VALUATION: SUM-OF-THE-PARTS (SOTP) DETAIL

As of Quarter Ended September 30, 2016 (Q3)

(in millions, except value per unit)
(SPLP units outstanding 9/30/2016: 26.2 million)

Portfolio	Shares Owned 9/30/16	Note	$ per Share	Market Value[5] or Carrying Value (Total)	Elimination of SPLP Units	Market Value or Carrying Value (Total Adjusted)	Ownership Adjustment	Market Value or Carrying Value (SPLP Ownership)	Value per Unit
Handy & Harman	8.6	*MV*	$ 21.04	180.1		$ 180.1		$ **180.1**	**$ 6.89**
API		*(1)*		84.7		84.7	91.2%	**77.2**	**2.95**
WebBank		*(2)*		425.9		425.9	91.2%	**388.4**	**14.85**
Aerojet Rocketdyne	4.2	*MV*	17.58	73.5		73.5		**73.5**	**2.81**
Steel Excel	6.6	*MV*	11.05	73.1	(8.6)	64.5		**64.5**	**2.47**
ModusLink Global Solutions	8.0	*(3) MV*	1.64	13.2		13.2		**13.2**	**0.51**
Other Investments		*(4)*		40.0		40.0		**40.0**	**1.53**
Corporate Cash 9/30/2016				5.5		5.5		5.5	0.21
Corporate Debt 9/30/2016				(56.9)		(56.9)		(56.9)	(2.18)
Net Debt				**(51.4)**		**(51.4)**		**(51.4)**	**(1.97)**
Total Value				**$ 839.1**	**$ (8.6)**	**$ 830.5**		**$ 785.5**	**$30.04**
SPLP Unit Closing Price 2/8/17								**$ 459.0**	**$17.60**

(MV) Quoted market price
(1) Current market value determined using the cost to acquire API Group plc (April 2015) and the cost to acquire Hazen Paper Company's lamination facility and business (July 2016).
(2) Current market value determined using the trailing twelve months net income for the period ended June 30, 2016 as reported in WebBank's FFIEC Call/TFR Reports multiplied by a factor of 12. The quarterly reports for each of the time periods included in the twelve months ended June 30, 2016 can be found at www5.fdic.gov/idasp/confirmation_outside.asp?inCert1=34404
(3) Excludes shares of ModusLink owned by Handy & Harman
(4) Represents DGT cash of $32 million and other investments valued at 9/30/16.
(5) Current market values do not consider the tax implications of any potential gain or loss that would be recognized upon sale of any of these investments.






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LEGAL ENTITIES & ASSOCIATED TRANSACTIONAL ACTIVITY

As of February 8, 2016

CURRENT HOLDINGS (As of February 2016)			ACTIVITY (July 2009 to present)		
HOLDCO	**SUBSIDIARIES**	**SUBS OF SUBS**	**Initial Holdings (Jul 2009)**	**Acquisitions**	**Divestitures**
Steel Partners Holdings L.P. (100%) Current entity formed in Dec 2008 Listed in Apr 2012 Investments ModusLink (17.0%) Aerojet Rocketdyne (6.9%)	Handy & Harman (70.0%) Investment ModusLink (15.3%)		Handy & Harman (32.8%) *Includes subs Handy Tube and KASCO*	Handy & Harman (May 2010)[a]	Arlon - Adhesives Division (Feb 2011) SignTech (Mar 2011) Continental Industries (Jan 2013) Canfield Metal Coatings (Jun 2013) Arlon - Rest of Business (Jan 2015) Micro-Tube Fabricators (Feb 2017)
		SL Industries (100%)	SL Industries (11.5%)	SL Industries - Remaining Shares (Jun 2016) Electromagnetic Enterprise (Sep 2016)	
		OMG (100%)		Tiger Claw (Mar 2011) W.P. Hickman Company (Dec 2012) PAM Fastening Technology (Nov 2013) ITW Polymers Sealants N.A. (Mar 2013)	
		Lucas-Milhaupt Warwick (100%)		Zaklad Przetworstwa Metali INMET (Nov 2012) Wolverine Joining Technologies (April 2013)	
		JPS Industries Holdings (100%)	JPS Industries (32.8%)	JPS Industries - Remaining Shares (Jul 2015)	
	DGT Holdings (100%)		DGT Holdings (27.7%)	DGT Holdings (Jul 2011)[b]	Villa Sistemi Medicali (Nov 2011) RFI Corporation (Aug 2012)
	BNS Holdings (100%)		BNS Holdings (50.2%)	SWH - Sun Well Services (Feb 2011)	Interest in Collins I Holding Corp (Feb 2010)
	Steel Excel (100%) Investments iGo (45.0%) Aviat Networks (12.7%)		Steel Excel (19.5%)	Eagle Well Services (Feb 2012)	Interest in API Technology (Feb 2016)
		Steel Energy (100%)		Sun Well Services (May 2012)[d] Rogue Pressure Service (Dec 2011) Black Hawk Energy Services (Dec 2013)	
		Steel Sports (100%)		Baseball Heaven (Jun 2011) Crossfit (Nov 2012) U.K. Elite Soccer (June 2013)	
	WebFinancial Holding Corportation (91.2%) (Formerly CoSine Communications)		CoSine Communications (47.4%)	CoSine Communications (Jan 2015)	
		WebBank (100%)	WebBank (100%)		
		API Group (100%)	API (17.4%)	API Group (Apr 2015) Hazen Paper Company (Jul 2016) Amsterdam Metallized Products (Nov 2016)	API's Security Holographics Division (Apr 2016)
	Steel Services (100%)[c]				

[a] SPLP acquires additional shares of HNH bringing total shares owned to 50.3%.

[b] SPLP invested additional 5% interest to gain control in DGT.

[c] Steel Services is established in Oct 2011 as a wholly owned subsidiary of SPLP to provide shared corporate services.

[d] Steel Excel acquired all the capital stock of SWH Inc. (Sun Well Services parent) from BNS Holdings and made Sun Well part of Steel Energy.

STEEL PARTNERS HOLDINGS






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